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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


                                    Re: Security Associates International, Inc.
                                             Form 8-KA No. 1 (Amending a report
                                                   filed on December 10, 1997)



As independent public accountants, we hereby consent to the use of our report dated January 13, 1998 and to all references to our Firm included in or made a part of this Registration Statement.


                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
February 3, 1998